EXHIBIT 10.36

                         AFFILIATION AGREEMENT AMENDMENT

         THIS AMENDMENT made this 26 day of April, 1996, is made by and between Buccell Enterprises, Inc., a New Jersey Corporation ("Buccell") and Homeowners Marketing Services, International, Inc., a Florida corporation ("HMSI").

         WHEREAS, the parties entered Affiliation Agreements for New Jersey and New York, both on June 21, 1993; and

         WHEREAS, the parties wish to amend and modify the Affiliation Agreements and reflect said amendments and modifications in writing.

         NOW THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. The foregoing recitals are true and correct and are incorporated herein by this reference

         2. The term of the respective Affiliation Agreements shall expire on April 30, 2006, subject to renewal in accordance with the terms of each respective Affiliation Agreement.

         3. This Amendment may not be altered except by a subsequent writing properly executed by the parties.

         4. Except as amended or modified hereby, the Affiliation Agreements remain in full force and effect

                BUCCELL ENTERPRISES, INC.

                By:\s\ RICHARD BUCCELLATO

                HOMEOWNERS MARKETING SERVICES,
                INTERNATIONAL, INC.

                By:\s\ CARL BUCCELLATO

                         AFFILIATION AGREEMENT AMENDMENT

         THIS AMENDMENT made this 26 day of April 1996, is made by and between Maple Avenue Enterprises, Inc. a New Jersey Corporation ("Maple") and Homeowners Marketing Services, International, Inc., a Florida corporation ("HMSI").

         WHEREAS, the parties entered Affiliation Agreements for Maine, Massachusetts, Vermont and New Hampshire all on March 15, 1995; and

         WHEREAS, the parties wish to amend and modify the Affiliation Agreements and reflect said amendments and modifications in writing.

         NOW THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. The foregoing recitals are true and correct and are incorporated herein by this reference

         2. The term of the respective Affiliation Agreements shall expire on April 30, 2006, subject to renewal in accordance with the terms of each respective Affiliation Agreement.

         3. This Amendment may not be altered except by a subsequent writing properly executed by the parties.

         4. Exception as amended or modified hereby, the Affiliation Agreements remain in full force and effect.

                        MAPLE AVENUE ENTERPRISES, INC.

                        By:\s\ DIANE GRUBER

                        HOMEOWNERS MARKETING SERVICES,
                        INTERNATIONAL, INC.

                        By:\s\ CARL BUCCELLATO

                         AFFILIATION AGREEMENT AMENDMENT

         THIS AMENDMENT made this 26 day of April 1996, is made by and between Encore Marketing Services, Inc., a New Jersey Corporation ("Encore") and Homeowners Marketing Services, International, Inc., a Florida corporation ("HMSI").

         WHEREAS, the parties entered Affiliation Agreements for Connecticut and Rhode Island, both on June 21, 1993; and

         WHEREAS, the parties wish to amend and modify the Affiliation Agreements and reflect said amendments and modifications in writing.

         NOW THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. The foregoing recitals are true and correct and are incorporated herein by this reference

         2. The term of the respective Affiliation Agreements shall expire on April 30, 2006, subject to renewal in accordance with the terms of each respective Affiliation Agreement.

         3. This Amendment may not be altered except by a subsequent writing properly executed by the parties.

         4. Exception as amended or modified hereby, the Affiliation Agreements remain in full force and effect

                  ENCORE MARKETING SERVICES, INC.

                  By:\s\ RONALD E. GRUBER

                  HOMEOWNERS MARKETING SERVICES,
                  INTERNATIONAL, INC.

                  By:\s\ CARL BUCCELLATO